Exhibit 10.14

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MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (this “MSA”) is effective as of 24 June 2025 (“Effective Date”) between Patheon Biologics LLC, part of Thermo Fisher Scientific with offices located at 4766 LaGuardia Drive, St. Louis, MO 63134 (“Patheon”) and Jade Biosciences, Inc., a Nevada corporation with offices located at 221 Crescent Street, Building 23, Suite 105, Waltham, MA 02453, USA (“Client”). Patheon and Client may be referred to in this MSA separately as a “Party” or together as the “Parties”.

Background

Client discovers and develops biologics. Patheon is engaged in the business of providing clinical development and commercial services within the pharmaceutical, biotech, life sciences and research industries.

Client may wish to retain Patheon to coordinate and perform services in connection with certain projects Client is conducting, in which case the terms and conditions for each project will be set forth in a Project Agreement to be issued under this MSA.

Patheon is willing to provide these services to Client in accordance with the terms and conditions of this MSA and the associated Project Agreement.

NOW, THEREFORE, for good and valuable consideration contained in this MSA, the exchange, receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1.
DEFINITIONS:

The defined terms used throughout this MSA will have the meanings as set forth in the DEFINITIONS APPENDIX. Any terms defined elsewhere in this MSA or associated Project Agreement will be given equal weight and importance as though they were set forth in the DEFINITIONS APPENDIX.

2.
SCOPE:
2.1
Patheon hereby agrees to provide to, or procure for, Client, the Services identified in each Project Agreement. Services may include any combination of: API Services, Biologics Services, Clinical Trial Services, Cell Therapy Services, Drug Product Services, mRNA Services and Viral Vector Services.
2.2
Each Project Agreement will incorporate and be governed by this MSA and will be binding on the parties executing the Project Agreement.
2.3
The supplemental terms and conditions contained in the Development Schedule to this MSA will apply to Services for investigational products up to and including completion of process validation (“Development Services").
2.4
The supplemental terms and conditions contained in the Commercial Schedule to this MSA will apply to Services for Product approved by a regulatory agency for commercial sale or distribution (“Commercial Services”).
2.5
The MSA will control if any conflict occurs between the terms of this MSA and the Project Agreement except to the extent that Project Agreement specifically refers to a term of this MSA

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that is to be superseded. Any Quality Agreement will control with respect to quality related matters only if a conflict occurs between the terms of this MSA and the Quality Agreement.

3.
SERVICES:
3.1
Patheon will perform the Services at the Facility as set out in the applicable Project Agreement in compliance with the applicable Performance Standards. Client acknowledges that the Services may include non-cGMP activities as specified in further detail in the Project Agreement.
3.2
Price Assumptions. Client agrees that the Prices set out in the Project Agreement are estimates based upon the assumptions contained in the Project Agreement and may require adjustment by Patheon if those assumptions are incorrect or changed. Changes to the Project Agreement must be agreed in writing and must include any changes to the Price, scope and estimated timing of the performance of the Services.
3.3
Commencement of Services and all estimated timelines are dependent on Patheon having timely received the appropriate payments in accordance with the Project Agreement and the necessary Client approvals, consents, information and Materials which will be suitable for use under the Project Agreement and comply with Applicable Laws. Client will be solely responsible for any delays due to Client’s failure to provide necessary approvals, consents, information or Materials within the specified time frame.
3.4
If [***] Client requests in a signed written instrument that Patheon begin providing the Services before the execution by Client of a Project Agreement, change of scope, revised or new purchase order or other form agreed upon in writing, Client agrees that Patheon will be compensated for Services performed at Client’s request in accordance with the Patheon quote for Services.
3.5
Facility Changes. Patheon will not change the location of such Facility or use any additional facility for the performance of Manufacturing Services under a Project Agreement without prior written consent from Client, which consent will not be unreasonably withheld or delayed (it being understood and agreed that Client may [***]. Patheon will maintain, at its own expense, the Facility and all equipment required for the Services consistent with the requirements of cGMP (if applicable) and Applicable Law. Patheon will be responsible for performing validation of the Facility, equipment and cleaning and maintenance processes employed in the manufacturing process in accordance with cGMP (if applicable), Patheon’s SOPs, the applicable Quality Agreement (if any), and Applicable Law, as well as obtain any required governmental approvals, licenses or permits relating to the Facility, except for Client requested equipment or facility changes, which shall be separately agreed upon in writing. At Client’s request and [***], Patheon will provide Client with copies of all such governmental approvals for the sole purpose in obtaining regulatory approval and/or commercial development of Product.
4.
COMPENSATION:
4.1
Payment Terms.
(a)
Patheon will invoice, and Client will pay Patheon for the Services as set out in the Project Agreement, including any applicable advance payments, non-refundable fees to reserve slots or capacity, costs for any Materials and associated handling fees.
(b)
Each Patheon invoice will be due and payable on or before [***] of the date of the receipt of the electronic invoice. If any part of an invoice is disputed in good faith, Client will pay Patheon the undisputed amount and the Parties will use [***] to resolve the disputed amount as soon as practical. If the disputed amount of an invoice is not resolved on or

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before [***] of the invoice date, the Parties will escalate to senior management. Interest on undisputed, past due amounts will accrue at a rate of [***] per month.
(c)
Upon [***] advance written notice to Client, Patheon may suspend all or an applicable portion of Services until all undisputed outstanding amounts relating to such applicable Services or Project Agreement have been paid in full, and Patheon will have no liability to Client if this suspension results in delayed performance of any such Services, cancellation or rescheduling of any manufacturing slots, or obsolescence of any Materials. For clarity, Patheon may not suspend any Services due to non-payment of any amounts [***].
4.2
Currency. All monetary amounts will be invoiced and paid in US Dollars ($) or the currency as set forth in the Project Agreement.
4.3
Price Adjustments. The Price set out in the Project Agreement is based on the then-current costs for labor, materials, commodities, energy, foreign exchange rates, and complying with Applicable Laws. Patheon may adjust the Price as follows:
(a)
Annual Adjustments. Annual adjustments may be made once per Year [***].
(b)
Extraordinary Adjustments. [***].
(c)
Currency Fluctuations. If the Parties agree in a Project Agreement to invoice in a currency other than the local currency for the Facility, the Parties will agree on an approach to adjust the Price to account for currency fluctuations.
4.4
Continuous Improvement. The Parties agree to work [***] to improve manufacturing efficiency and to optimize costs for Services where appropriate. The Parties agree to meet as reasonably agreed to review potential process improvement opportunities. The Parties will agree on the potential benefits and responsibilities in good faith.
4.5
Taxes.
(a)
VAT.
(i)
Fees for Services and any other payments due to Patheon under a Project Agreement are exclusive of value added taxes (“VAT”), turnover taxes, sales taxes or similar taxes, including any related interest and penalties (together, “Transaction Tax”), which will be added to the invoice amount and reimbursed to Patheon by Client.
(ii)
Patheon will [***] to ensure that its invoices to Client are issued in a way to meet the requirements for deduction of input VAT by Client, if Client is permitted by law to do so.
(iii)
If Patheon is acting as Client’s buying agent, Patheon will always charge Client the Transaction Tax in the relevant territory in addition to the amount paid by Patheon to the applicable supplier.
(b)
Reference to the Services in this Section also includes any element (or the entirety) of the Services characterized as a supply of goods by Patheon, its Third-Party Subcontractors or any tax authority for Transaction Tax purposes.
(c)
Duties. Client will bear the cost of all duties, levies, tariffs and similar charges (and any related interest and penalties) (together, “Duties”) however designated, arising from the performance of the Services, including those imposed because of shipments to, from or between Facilities. If these Duties are incurred by Patheon, then Patheon will be entitled to invoice Client for these Duties at the time that they are incurred.

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(d)
Withholding Tax.
(i)
Where any sum due to be paid to Patheon hereunder is subject to any withholding or similar tax, Client will pay the tax to the appropriate government authority and deduct the amount then due to Patheon, [***] transmit to Patheon an official certificate or other evidence of the withholding sufficient to enable Patheon to claim payment of these taxes. The Parties agree to cooperate with one another [***] to reduce or eliminate or enable the recovery of any tax withholding or similar obligations for royalties, milestone payments, and other payments made by Client to Patheon under a Project Agreement.
(ii)
Patheon will provide Client with any tax forms that may be reasonably necessary for Client not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty.
(iii)
Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Laws, of withholding taxes, or similar obligations resulting from payments made under a Project Agreement, any recovery to be for the benefit of the Party bearing the withholding tax.

5.
SUPPLY OF MATERIALS:
5.1
Patheon-Supplied Materials. Patheon will source the Patheon-Supplied Materials as set forth in the applicable Project Agreement in accordance with the following:
(a)
Development Services:
i.
The Project Agreement will include an estimate of Patheon’s common raw materials and supplies required to perform the Services
ii.
Patheon will invoice Patheon-Supplied Materials plus any fees (the “Handling Fee”) to cover Patheon’s administrative overhead and pass through costs associated with the procurement on behalf of Client.
iii.
The Handling Fee for all [***] activities shall be [***] except as provided in 5.1(a)(iv).
iv.
The Handling Fee for [***] activities [***] shall be [***] and for the [***] shall be [***].
v.
Except for [***], Patheon acknowledges it shall remain responsible for loss or damage to Patheon common raw materials caused by Patheon’s negligence while such materials are being stored prior to the commencement of Services.

(b)
Commercial Services: Reserved
5.2
Client-Supplied Materials. Client will, [***], supply Patheon with enough Client-Supplied Materials for Patheon to perform the Services. All shipments of Client-Supplied Materials from Client or Client’s supplier to Patheon will be [***]and will be accompanied by the required documentation [***]. Patheon will provide within the Facility an area or areas where the Client-Supplied Materials, Product, any intermediates and components of Client-Supplied Materials or Product, and any work in process are stored in accordance with the Quality Agreement, Client Instructions (if any) and cGMP (if applicable), and in such a way as to be able at all times during the period of the MSA or applicable Project Agreement to clearly distinguish such materials from

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products and materials belonging to Patheon, or held by it for a third party's account. Patheon will [***] take such measures as reasonably required to protect the Client-Supplied Materials, Product, any intermediates and components of any Client-Supplied Materials or Product, and any work in process from loss, damage and theft [***]. Client agrees that it is responsible to insure such items against theft, damage or loss and under no circumstances shall Patheon be liable for loss or damage to any such items. Patheon will [***] notify Client if at any time it believes any Product or Client-Supplied Materials, or any intermediates and components of any Client-Supplied Materials or Product, or any work in process have been damaged, lost or stolen.
5.3
Client is responsible for vendor qualification of Client-Supplied Materials to be used for cGMP purposes and for providing upon request a certificate of compliance consistent with the requirements of cGMP, Applicable Laws and any applicable Quality Agreement between the Parties. If Client wishes Patheon to use a specific vendor for Materials, testing, or other services and this vendor is not an approved vendor currently used by Patheon, it will be Client’s responsibility to audit and approve the vendor. At Client’s request and for [***], Patheon will audit the vendor on Client’s behalf and provide an audit report to Client. If Client requires Patheon to incorporate any of the results of release testing performed by Client or a third party into a certificate of analysis issued by Patheon in connection with the Services, Patheon will have the right upon [***] to audit the sites or laboratories conducting the testing as set forth in the Quality Agreement or as required by Applicable Laws.
5.4
Client will pay [***] Services that are the result of defects or other non-conformities in Client-Supplied Materials that could not have been discovered by Patheon by reasonable inspection or by using the agreed-upon testing methods (if any).
5.5
If applicable, Patheon and Client will reasonably cooperate to permit the import of Client-Supplied Materials into the country where the Services will be performed. Client or Client’s broker will be the “Importer of Record” (or equivalent under Applicable Law) for Client-Supplied Materials unless agreed otherwise, and Client is responsible for compliance with Applicable Laws, and the cost of compliance, relating to that role. Client’s obligation will include obtaining the proper release of Client-Supplied Materials from the applicable customs agency and Regulatory Authority.
5.6
Inspection by Regulatory Authorities.
(a)
In accordance with the Quality Agreement, Patheon will notify Client, of any inspection of the Facility scheduled with any Regulatory Authority that directly relates to the Product. Patheon will permit visits and/or inspections by Regulatory Authorities as required by Applicable Law and will permit Client or its agents who are not competitors and are under obligations of confidentiality to be present and participate if permissible in any visit or inspection by such Regulatory Authority of the Facility (to the extent it relates in any way to Client’s Product).
(b)
If Client does not give Patheon the documents requested under this Section or the Quality Agreement [***] and if Patheon reasonably believes that Patheon’s standing with a Regulatory Authority may be jeopardized, Patheon may, in its reasonable discretion (subject to Applicable Law), delay or postpone any inspection by the Regulatory Authority until Patheon has reviewed the requested documents and is satisfied with their contents. [***].
5.7
Client will be responsible for disclosing to Patheon all information available to it regarding health risks which may be involved in performing the Services, using and storing Client-Supplied

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Materials, excipients, and other components, including, industrial hygiene data, industrial hygiene analytical methods, exposure limitations for workers involved in production, toxicology reports, and other health-related data.
5.8
Packaging and Artwork. Client will be responsible for all packaging, labels, inserts and artwork development for the Product (including obtaining all required approvals and translations) and all associated costs. Patheon's name will not appear on the label or anywhere else on the Product unless: (a) required by any Applicable Laws, or (b) Patheon consents in writing. [***] to be agreed between the Parties before the start of the Services for which new or modified artwork is required, Client will provide to Patheon and in accordance with the applicable specifications, final camera-ready artwork for all packaging components to be used in the Services.
5.9
Storage of Materials. Patheon will store Materials in the quantities and for the timeframe reasonably needed to provide the Services at the Facility. Patheon reserves the right to refuse to store any quantity of Materials more than the amount necessary for the performance of the Services under the applicable Project Agreement at its sole discretion at any time. If Patheon is unable to provide storage, a Patheon’s Affiliate or qualified third party may be used for storage outside the Facility. If Client needs storage of larger quantities or for a longer time, then [***]. Client retains title to and will insure all Client-Supplied Materials including any CAM or Client Trial Drug Product [***]. Patheon may request in writing Client’s Instructions to either dispose of or transfer any Remaining Materials, and Section 7.3 will apply if Instructions are not received from Client on or before [***] after the request.

6.
DELIVERY:
6.1
Outbound Delivery/Shipment. Any outbound delivery by or on behalf of Patheon for Client will be made [***] unless otherwise agreed. Each shipment will be packaged for transport in accordance with Instructions and the applicable Project Agreement. Client is responsible for obtaining transportation insurance covering the shipment after Patheon delivers the shipment to the carrier. Client will be Exporter of Record and will obtain any required licenses and authorizations necessary for export or import (unless otherwise agreed in writing) and will otherwise comply with all Applicable Laws and pay any applicable export or import fees, duties and taxes.
6.2
Carrier Management through TTM. If it is agreed that Patheon will coordinate collection of Product or Material using Patheon’s carriers, as set out in the Project Agreement, including through Patheon’s Total Transportation Management service (“TTM”), the following terms will apply:
(a)
Patheon will coordinate the transport of Product or Materials as an agent of Client [***].
(b)
Client will pay, to Patheon, all freight charges as referenced in the Project Agreement and Client will be responsible for all final freight charges based on actual shipping characteristics and all charges for services that were not contemplated in the Project Agreement including charges for accessorial services such as detention and demurrage.
(c)
Client approves and accepts Patheon's selection of transportation mode and carrier.
(d)
Client agrees to grant Patheon the ability to coordinate customs clearance up to, and including, paying duties and taxes on Client's behalf, and Client agrees that the shipment will be subject to the terms and conditions of the selected carrier's waybill and that Client's sole recovery for loss, damage, destruction, or delay will be directly against the underlying carrier, which carrier may limit its liability.

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6.3
Client Managed Shipping (Client Carrier). If Client elects to provide its own transportation, Client will coordinate collection of Product or Material using its own carrier and (a) Patheon will tender the shipment to Client’s carrier as instructed at the Facility, (b) the shipment will be [***], and (c) Client will ensure that all costs of shipment are billed directly to Client by Client’s carrier.
6.4
Title and Risk. For Manufacturing Services, Patheon will deliver Batch release Documents to Client (“Patheon Release”), immediately after which, any title to Product that Patheon has will transfer to Client. Client will bear the risk of loss in the Product, and will be obliged to insure Product, at all times.
6.5
Storage of Product. Subject to capacity, Patheon will store Product at no charge for up to [***] after [***]. If Patheon is unable to provide Product storage, a Patheon’s Affiliate or qualified third party may be used for storage outside the Facility.

7.
TERM AND TERMINATION:
7.1
This MSA will remain in effect until five Years following the Effective Date (“Initial Term”) and will automatically renew for additional three Year periods (collectively with the Initial Term, the “Term”) unless either Party gives the other Party notice of non-renewal more than [***] before the end of the then existing Term, but the Term will automatically be extended (even if notice of non-renewal has been given) to allow for completion of Services under any active Project Agreement.
7.2
Termination of Project Agreements.
(a)
Either Party may terminate a Project Agreement on written notice if the other Party (i) files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency law (which proceedings remain undismissed for [***]; (ii) is in material breach of any part of the Project Agreement and fails to remedy the breach on or before [***], or the time as may be reasonably necessary to remedy the breach, after receiving notice of the breach from the aggrieved Party; (iii) is the affected Party of a Force Majeure Event that will or continues to prevent performance (in whole or substantial part) of any pending Project Agreement for a period of at least [***].
7.3
If a Project Agreement is completed, expires, or is terminated by either Party:
(a)
Patheon will credit any outstanding balances owed to Client and provide Client with a written notice of the amount and location of any Remaining Materials except where any outstanding amounts are payable by Client under the Project Agreement and Patheon has terminated the Project Agreement under Section 7.2.(a).
(b)
Client will:
(i)
pay the Price due to Patheon for the Services performed or for Materials procured or committed by non-cancellable order including any handling fees up to the date of completion, expiry or termination.
(ii)
pay all actual costs and expenses, including any applicable Handling Fees, incurred by Patheon to complete wind-down activities as agreed by the Parties.
(iii)
pay any other termination costs, non-refundable, and non-cancellable fees and expenses in the Project Agreement including Cancellation Fees in the applicable Development Schedule except in relation to Cancellation Fees where Client has terminated the Project Agreement under Section 7.2(a).

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(iv)
on or before [***] from the date of the Remaining Materials notice in Section 7.3(a): (A) remove all the Remaining Materials from each Facility identified in the notice; or (B) provide Instructions detailing and directing how and where Patheon should either ship, return or dispose, at a location neither owned nor operated by Patheon, of all the Remaining Materials (together “Disposition”).
(v)
if Client provides Patheon with Instructions regarding shipment or disposal of Remaining Materials, the shipment or disposal will be provided under a Project Agreement. If this MSA has been terminated or is expired, this MSA will survive and will govern any applicable Project Agreement, including a new Project Agreement, if required, until shipment or destruction is completed.
(vi)
if Client fails to Disposition Remaining Materials on or before [***], Patheon may, in its sole discretion, dispose of Remaining Materials. If this occurs, Patheon is hereby authorized to name Client as the generator of any waste generated for and upon the disposal. Patheon will retain all statutory and common law rights regarding the disposal, and Client hereby waives its right to assert and agrees to defend and indemnify Patheon from any cause of action or claim arising from any removal by Client or Disposition by Patheon of any Remaining Material. Patheon will invoice Client and Client agrees to pay [***] associated with Patheon’s disposal of the Remaining Materials.

8.
CONFIDENTIALITY:

8.1 During the term of this MSA and for [***] thereafter (other than with respect to trade secrets, which shall remain confidential for so long as they are protected under Applicable Law), the Receiving Party shall and shall ensure that is Representatives maintain the Confidential Information of the Disclosing Party in strict confidence and shall exercise at least the same degree of care in protecting the Confidential Information as it exercises in protecting its own confidential information of a similar nature, but in no event less than a reasonable degree of care. The Receiving Party shall not, without the prior written consent of the Disclosing Party, disclose any Confidential Information to any third party, except to its Representatives who have a need to know such information for the sole purpose of fulfilling the Receiving Party's obligations under this MSA and who are bound by obligations of confidentiality at least as stringent as those contained herein. The Receiving Party shall be responsible and liable for any conduct by its Representatives that is prohibited under this MSA and any conduct by its Representatives that would have constituted a breach of this MSA as if it had been engaged in by the Receiving Party, whether or not such Representatives remain employed by or in contractual privity with the Receiving Party. The Receiving Party and its Representatives will have the right to make a reasonable number of copies of the Disclosing Party’s Confidential Information for exercise rise and perform obligations hereunder, unless otherwise requested in writing by the Disclosing Party.

8.2 The obligations of confidentiality shall not apply to any information that the Receiving Party can demonstrate: (i) was in the public domain at the time of disclosure or subsequently entered the public domain through no fault of the Receiving Party; (ii) was known to the Receiving Party, without obligation of confidentiality, prior to disclosure by the Disclosing Party; (iii) was rightfully received by the Receiving Party from a third party without breach of any obligation of confidentiality; or (iv) was independently developed by the Receiving Party without reference to the Disclosing Party's Confidential Information.

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8.3 The Receiving Party may disclose the Confidential Information to the extent required by applicable law or regulation, or by any order issued by a court or regulatory body having competent jurisdiction, provided that the Receiving Party gives the Disclosing Party, to the extent legally permissible, timely notice of such requirement and reasonably cooperates with the Disclosing Party in seeking a protective order or other appropriate remedy [***]. In addition, the Parties agree that either Party may disclose the existence of this Agreement, and the terms contained herein, as necessary, to comply with disclosure requirements mandated by the United States Securities and Exchange Commission (SEC) or any national securities exchange. Such disclosure shall be limited to the information reasonably required to fulfill such regulatory obligations, and the disclosing Party shall provide prior written notice to the other Party, to the extent permitted by law, before making any such disclosure.

8.4 The Receiving Party agrees that it shall [***] notify the Disclosing Party in writing of any unauthorized use or disclosure of the Disclosing Party's Confidential Information by the Receiving Party or its Representatives, and the Receiving Party shall take all reasonable steps to prevent further unauthorized use or disclosure.

8.5 The Receiving Party acknowledges that the Confidential Information is of a special, unique, and extraordinary character and that any breach of this Section by the Receiving Party will cause irreparable harm to the Disclosing Party for which damages and other legal remedies may be inadequate. Consequently, the Disclosing Party shall be entitled to seek injunctive and other equitable relief to prevent or curtail any breach of this Section, without limiting its right to pursue any other legal remedies available under this MSA or under applicable law.

8.6 No Warranties. The Disclosing Party warrants that it has, and will ensure that its Affiliates and

Representatives have, the right to disclose its Confidential Information pursuant to this Agreement. Except for the foregoing, neither Party makes any representations or warranties, express or implied, with respect to the accuracy or completeness of its Confidential Information. Discloser will have no liability with respect to the use or reliance upon Discloser’s Confidential Information by Recipient. All information is furnished “as is”.

8.7 Each Party agrees to comply with all applicable securities laws relating to insider trading and will not use any such Confidential Information for trading in securities or for any other purpose that violates such laws. Each Party further agrees to implement and maintain policies and procedures reasonably designed to ensure compliance with such laws by its Representatives.

9.
INTELLECTUAL PROPERTY:
9.1
Defined terms:

“Client Background IP” means any Intellectual Property that is owned by Client, or licensed by any third party to Client, or any of its Affiliates, including Client-Supplied Materials and any Client Confidential Information created outside the scope of this MSA or a Project Agreement and is used by Patheon for the performance of the Services.

“Arising Client Intellectual Property” means all Intellectual Property generated by Patheon, its Affiliates or its Third-Party Subcontractors, alone or jointly with others, in the course of performing the Services that (i) is specific to the Product (including any end-to-end process created to manufacture the Product, and Documents related thereto subject to any Patheon Intellectual Property) or Clinical Trial Drug Product or (ii) is an improvement of Client Background IP or that uses, relies upon, Client Background IP. For the avoidance of doubt, Arising Client Intellectual Property includes [***] (together, the “Deliverables”).

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“Intellectual Property” includes patents, patent applications, formulae, trademarks, trademark applications, trade-names, trade secrets, processes, methods, technology, software (including code), means, inventions, copyright, industrial designs, data, and know-how.

“Patheon Background IP” means Intellectual Property developed, or owned, by Patheon or its Affiliates which is created outside the scope of this MSA or a Project Agreement or the Services and without the use of Client Background IP.

“Patheon Intellectual Property” means, (i) Patheon Background IP, and (ii) all Intellectual Property generated by Patheon, its Affiliates or its Third-Party Subcontractors as a consequence of performing the Services which is not Arising Client Intellectual Property.

9.2
[Intentionally Left Blank]
9.3
All Arising Client Intellectual Property will be the exclusive property of Client. Patheon shall ensure that all persons (including all personnel of Patheon, its Affiliates and Third-Party Subcontractors) carrying out the Services have a written obligation to vest in Patheon any and all rights that such person(s) might otherwise have in Arising Client Intellectual Property. Upon payment in full of all amounts due and payable under the applicable Project Agreement, Patheon hereby assigns and shall assign all right, title and interest in Arising Client Intellectual Property to Client. Client will, [***], have sole control of filing and prosecuting applications for, and maintenance and enforcement of, patents for Arising Client Intellectual Property. Patheon shall, [***], [***] assist Client to obtain, the Arising Client Intellectual Property. Patheon will be responsible for all payments to be made to all personnel of Patheon, its Affiliates and Third-Party Subcontractors in accordance with any Applicable Law requiring remuneration for inventions.
9.4
All Patheon Intellectual Property will be the exclusive property of Patheon.
9.5
Licenses.
(a)
For the term of the applicable Project Agreement, Client hereby grants to Patheon, a non-exclusive, fully paid-up, royalty-free, sublicensable license to Client’s Background IP and Arising Client Intellectual Property (collectively, “Client IP”) that is reasonably necessary for Patheon, its Affiliates or its Third-Party Subcontractors solely to perform the Services. Any license granted by Client to Patheon will be terminated upon the earlier of expiration, completion or termination of the applicable Project Agreement.
(b)
Except as addressed in Section 9.5(c), Patheon hereby grants and shall ensure that each applicable Affiliate and Third-Party Subcontractor will grant and hereby does grant, to Client a non-exclusive, fully paid up, irrevocable (except in the case of material breach of this MSA), royalty-free, non-transferable (except in the case of Section 13.1), and sublicensable (through multiple tiers) license to Client and its Affiliates to use Patheon Intellectual Property solely to develop, manufacture, have manufactured, distribute, offer for sale, sell, and otherwise dispose of Product. Patheon may charge separate license fees and/or include restrictions for the manufacturing sublicense if mutually agreed and stated in the Project Agreement. The foregoing licenses are granted to the Patheon Intellectual Property solely to the extent such Patheon Intellectual Property is incorporated into a Deliverable under a Project Agreement and excludes any Patheon Intellectual Property generally employed in the operation of any Facility or equipment, [***].
(c)
In the provision of any given Service under this MSA, Patheon may, prior to the provision of such Services, recommend to incorporate into the process or deliverables some specific

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Patheon Intellectual Property that would be useful to improve the applicable process or deliverable involved in such Service and that needs an additional license, but which is not necessary for the performance of such Service. With respect to any such Patheon Intellectual Property, Patheon shall submit to Client a written list of such Patheon Intellectual Property, describing it in reasonable detail, and how such Patheon Intellectual Property will improve the applicable process or deliverable and if there are additional terms under which it may be incorporated therein. Within [***] of Client’s receipt of the information noted in the preceding sentence, Client will notify Patheon of its decision as to whether to incorporate such Patheon Intellectual Property into the process or deliverables. Patheon shall not incorporate such Patheon Intellectual Property into the Services or any process or deliverables related to Product (i) without Client’s express written consent (which Client may withhold at its sole discretion) or (ii) if Patheon does not have sufficient rights in such specific Patheon Intellectual Property to enable Client to exploit such Patheon Intellectual Property under any such additional license. For any specific Patheon Intellectual Property (x) included in the Services, process or deliverables for which Patheon has failed to notify Client or (y) for which Client has not expressly consented to the inclusion thereof, Client’s rights to such Patheon Intellectual Property shall be the same as Client’s rights in the process or deliverables and such Patheon Intellectual Property will be licensed to Client as provided in Section 9.5(b). If Client agrees that some specific Patheon Intellectual Property may be incorporated in the Services, process or deliverables for the purpose of improving such process or deliverable, as applicable, then, both parties shall negotiate such additional license [***] regarding such additional license to such Patheon Intellectual Property.
(d)
Technology Transfer. Subject to this Section 9.5, upon Client’s prior written request to Patheon (whether during the Term of this MSA or upon termination of this MSA or any Project Agreement), Patheon shall use [***] to disclose, make available, and conduct a full transfer of technology, and shall cause its Affiliates to disclose, make available, conduct a full transfer to Client, its Affiliates, or any third party designated by Client, all materials and if agreed upon information, including Patheon Intellectual Property (in each case, owned or controlled by Patheon or any of its Affiliates) that are necessary or reasonably useful for Client and such Affiliates and third parties to manufacture and otherwise exploit the Product (“Technology Transfer”). The Parties shall [***] agree to a schedule and plan for such Technology Transfer and will use [***] to conduct and complete the Technology Transfer in accordance with such plan and schedule. Patheon will provide reasonable assistance to enable Client, its Affiliates, or such third party manufacturer to manufacture Product, provided, however, it is the third party manufacturer’s full responsibility to manufacture such Client Product after the transfer; Patheon will not be responsible for the third party manufacturer’s success or failure to manufacture any Products. Initiation of such technology transfer will be determined by Client. For clarity, prior to any activities by Patheon as set forth in this Section 9.5(d)the Parties shall work [***] to develop and execute a separate Project Agreement that specifies the actual technology transfer activities, the schedule, and the compensation owed to Patheon by Client on commercial reasonable terms. Additionally, if stated within the Project Agreement, Patheon will also provide reasonably requested ongoing technical

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support and assistance with such support being reimbursed on a reasonable time, materials and hourly rate basis and as mutually agreed upon in the Project Agreement.
9.6
The Licenses in Sections 9.5(b) and 9.5(c) do not include the right for Client to provide manufacturing or development services to a third party or to use Patheon Intellectual Property in connection with products that are not the same as the antibody sequence of the Product in the Project Agreement. [***]
9.7
Client acknowledges that nothing in this MSA or a Project Agreement will restrict Patheon from using any Patheon Intellectual Property, in performing services for other clients or on its own behalf.

10.
AUDIT:

Client will have a right of access to the Facility solely for conducting a quality audit in accordance with the applicable Quality Agreement. All visits will be during Patheon’s normal business hours on weekdays and conducted consistent with Patheon’s policies and procedures, and in a manner that does not unreasonably interfere with Services or normal business activities. Audits performed in addition to the scope agreed in the applicable Quality Agreement, will be charged [***].

11.
WARRANTIES:
11.1
Authority. Each Party covenants, represents, and warrants that it has the full right and authority to enter into this MSA and that it is not aware of any impediment that would inhibit its ability to perform its obligations under this MSA.
11.2
Client Warranties. Client covenants, represents, and warrants that:

(a) Client represents and warrants that, to the best of its knowledge, the use of Client Intellectual Property and Client-Provided Materials in the performance of Services in accordance with this MSA will not infringe the Intellectual Property rights of any third party.

(b) Client Supplied Materials shall be suitable for the intended use and free of Contaminants.

11.3
Patheon Warranties. Patheon covenants, represents, and warrants that:
(a)
it will perform the Services in accordance with the Performance Standards.
(b)
it will not in the performance of its obligations under this MSA use the services of any person it knows is debarred or suspended under 21 U.S.C. §335(a) or (b).
(c)
it does not currently have, and it will not hire, as an officer or an employee any person whom it knows has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the United States Federal Food, Drug, and Cosmetic Act.
(d)
to Patheon’s knowledge, and without having received any written notice or claim to the contrary, the performance of the Services as set out in the Project Agreement using Patheon’s pre-existing or independently developed Intellectual Property shall not infringe the intellectual property rights of any third party;
(e)
No Warranty. Patheon makes no warranty or condition of any kind, either expressed or implied, by fact or law, other than those expressly set out in this MSA OR A PROJECT AGREEMENT. Patheon makes no warranty or condition THAT THE SERVICES WILL NOT INFRINGE ANY INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY OR of fitness for a particular purpose nor any warranty or condition of merchantability for the product, AND AS IT

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PERTAINS TO DEVELOPMENT SERVICES, PATHEON MAKES NO WARRANTY FOR ANY PARTICULAR RESULTS FROM THE PERFORMANCE OF SERVICES UNDER THIS MSA OR A PROJECT AGREEMENT.

12.
INDEMNIFICATION, REMEDIES AND LIABILITY:
12.1
Indemnification by Client. Subject to Sections 12.2 and 12.3, Client will defend and indemnify the Patheon Indemnitees from all third-party (other than Affiliates) actions, causes of action, subpoenas, costs (including reasonable legal fees), claims, damages, liabilities, and expenses (“Losses”) relating to or arising from:
(a)
the sale, distribution, or use by Client (including direct and indirect recipients in the clincal or commercial supply chain of Client) of Product, Clinical Trial Drug Product or Client-Supplied Materials whether as part of any clinical trial or for commercial sale;
(b)
[***];
(c)
a material violation of Applicable Law by Client;
(d)
any negligence, recklessness or willful misconduct by Client Indemnitees;
(e)
any breach by Client of Client's obligations or warranties under this MSA or a Project Agreement; or
(f)
any claim of infringement (a) of any third-party's intellectual property rights in or by Product, Clinical Trial Drug Product or Client-Supplied Materials or process, or (b) that is related to Patheon’s appropriate use of Client’s Intellectual Property (including any Arising Client Intellectual Property) to perform the Services.

This indemnity will not apply to the extent that these Losses are those for which Patheon is obliged to indemnify Client Indemnitees under Section 12.2.

12.2
Indemnification by Patheon. Subject to Sections 12.1 and 12.3, Patheon will defend and indemnify Client Indemnitees from all Losses relating to or arising from:
(a)
any negligence, recklessness, or willful misconduct by the Patheon Indemnitees in the performance of the Services;
(b)
the breach by Patheon of any of its obligations or warranties under this MSA or a Project Agreement; or
(c)
solely for API Services, Biologics Services, Clinical Trial Services and Drug Product Services for OSDs, Softgels or Steriles, any claim of infringement of any third party's intellectual property rights in or by Patheon’s Intellectual Property that is used to perform the Services.

This indemnity will not apply to the extent that these Losses are those for which Client is obliged to indemnify the Patheon Indemnitees under Section 12.1.

12.3
Indemnification Procedure. Each Party shall [***] notify the other Party upon learning of a claim that is subject to indemnification under Section 12.1 or 12.2 (but failure to notify shall not relieve the indemnifying Party of its indemnification obligations unless such failure materially prejudices its ability to defend the claim. The indemnifying Party shall control, at its own expense, the defense of the claim [***] with counsel of its choice. The indemnified Party will (a) use [***] to mitigate the effects of the claim, and (b) reasonably cooperate with the indemnifying Party in the defense of the claim.
12.4
Deficient Services. Services will be considered “Deficient Services” if Patheon fails to comply with the applicable Performance Standards. Any disagreement between the Parties as to whether Deficient Services exist will be handled in accordance with Section 13.4.

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12.5
Remedies. If Patheon performs Deficient Services, then Client's sole remedy whether in contract, tort, equity or otherwise will be to request Patheon to:
(a)
repeat that part of the Services that are Deficient Services at Patheon’s cost as soon as reasonably practical taking into consideration Patheon’s existing commitments, except that Client will supply Excluded Materials at Client’s cost;
(b)
reprocess Product, if possible, so that the Services comply with the Performance Standards; or
(c)
if repeating the Services or reprocessing Product cannot be performed, credit any Fees paid by Client for Deficient Services.

For avoidance of doubt, this Section 12.5 is not intended to limit any rights that Client may have under Section 12.2 (Indemnification by Patheon) or remedies that may be available to Client for Patheon’s breach of obligations relating to (i) protection and use of Client’s Confidential Information or (ii) unauthorized use of Client IP.

12.6
Indirect/Consequential Loss. EXCEPT for liabilities arising out of party’s BREACH OF CONFIDENTIALITY , under no circumstances will either Party be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for (a) any (direct or indirect) delay, penalty, wasted expenditure, loss of profits, of production, of anticipated savings, of business, of goodwill or of use of Product or costs of any substitute services or (b) any other liability, damage, cost or expense of any kind incurred by the other Party of an indirect or consequential nature, regardless of any notice of the possibility of these damages.
12.7
Limitation of Liability. Subject to any limitations set out in the Development Schedule, and unless otherwise agreed in the applicable Project Agreement, Patheon’s total liability [***].
12.8
Nothing in this MSA or Project Agreement is intended to limit either Party's liability for [***].

13.
MISCELLANEOUS:
13.1
Assignment and Subcontracting.
(a)
Neither this MSA nor a Project Agreement, nor any of either Party’s rights or obligations hereunder, may be assigned, novated or otherwise transferred by either Party without the prior written consent of the other Party, this consent not to be unreasonably withheld or delayed, provided that either Party may, upon written notification to the other Party, assign, in whole or part, its rights and obligations under this MSA or a Project Agreement to an Affiliate or, in connection with a merger, consolidation or sale of substantially all of the business to which this MSA or a Project Agreement relates, to an unrelated third party. Any purported assignment in violation of this Section is void. This MSA binds the Parties’ successors and assigns. Notwithstanding anything to the contrary in this MSA, upon written notice from Client that Client has executed an exclusive license for all or substantially all of the Client’s assets or Product to which one or more Project Agreement(s) relates, Patheon agrees to novate this MSA and the applicable Project Agreement(s) to the Client’s exclusive licensee, subject to the following conditions: [***]. Patheon may terminate this MSA immediately upon such transfer without Patheon incurring further obligation or liability if in Patheon’s reasonable determination the licensee is a competitor of Patheon or an Affiliate (of Patheon).
(b)
Patheon may subcontract Services to an Affiliate as specified in the Project Agreement or arrange for any of its Affiliates to perform specific Services under a Project Agreement. Client agrees that Patheon will remain exclusively liable to Client for any breach of a

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Project Agreement or negligence by its Affiliates while performing Services. Patheon may also arrange for Third-Party Subcontractors to perform specific Services under a Project Agreement with Client’s advance, written consent or at Client’s request. Patheon’s liability for Affiliates and Third-Party Subcontractors will remain subject to all limitations on Patheon’s liability as set out in this MSA.
(c)
Patheon will have no obligation to enter into a subcontracting relationship for the performance of Services by Third-Party Subcontractors that are chosen or requested by Client. In no event will Patheon be liable for Third-Party Subcontractors taking direct instructions from Client or have not been validated by Patheon.
13.2
Anti-Bribery. The Parties agree:
(a)
to comply with all Applicable Laws, statutes and regulations relating to anti-bribery and anti-corruption including the U.S. Foreign Corrupt Practices Act and the UK Bribery Act.
(b)
to have in place throughout the Term their own policies and procedures to ensure compliance with the U.S. Foreign Corrupt Practices Act and the UK Bribery Act (and to provide a copy to the other Party on request) and will appropriately enforce those policies and procedures including providing training.
(c)
that no employee, contractor, supplier, agent, broker, or entity will offer or pay anything of value to a public or private official intending to influence or induce an official act or decision or to obtain an improper advantage.
(d)
that a breach of this Section will be considered a material breach of this MSA and the aggrieved Party will have the right to terminate this MSA and any Project Agreement, without any liability to the other Party.
13.3
Choice of Law. This MSA and any Project Agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation is governed by the laws of the State of New York, USA without regard to any conflicts-of-law principle that directs the application to another jurisdiction’s law. The Parties hereby submit to the exclusive jurisdiction of the courts in New York County, NY. The Parties further expressly agree that the UN Convention on Contracts for the International Sale of Goods will not apply to this MSA or any Project Agreement.
13.4
Dispute Resolution.
(a)
If any dispute arises out of this MSA or any Project Agreement, the Parties will first try to resolve it amicably. Upon receipt of written notice of a dispute, the Parties agree to use [***], including engagement of senior management as necessary, to resolve the dispute on or before [***].
(b)
If the Parties are unable to resolve the dispute, then after [***] the Parties agree to enter into mediation [***] to settle the dispute and will do so in accordance with [***]. Unless otherwise agreed between the Parties on or before [***] after [***], the mediator will be nominated by [***].
(c)
Except where proceedings are required for equitable relief or to preserve a Party’s legal position pending the outcome of negotiation or mediation, neither Party may commence any court proceedings in relation to a dispute until the required mediation has ended without resolving that dispute or a Party fails to participate in that mediation. Where a Party decides not to take part in mediation in contravention of this Section, it will send written notice of that decision to the other Party.

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(d)
Technical Disputes. If a dispute arises between the Parties that is exclusively related to technical aspects of the Services (a "Technical Dispute"), the Parties will use [***] to resolve the dispute by amicable negotiations as provided in Section 13.4(a) above. If the Parties are unable to resolve a Technical Dispute by negotiation, the Technical Dispute will, at the written request of either Party, be referred to an expert for determination in the following manner:
(i)
On or before [***] after the written request, the Parties will appoint a single agreed expert with experience and expertise in the subject matter of the dispute. The expert’s [***].
(ii)
The Parties will require the expert to provide an opinion on each referred issue in accordance with [***]. Each Party will provide the expert with all the evidence and information [***]. The Parties will always co-operate and seek to narrow and limit the issues to be determined.
(iii)
[***] for any matter referred to an expert and [***].
13.5
Force Majeure. Except for payment obligations, neither Party shall be liable for non-fulfilment of its obligations or in breach under this MSA if such non-fulfilment is due to Force Majeure for the duration of such Force Majeure. Each Party shall use [***] to mitigate adverse consequences in the event of such Force Majeure. A Party that is prevented from performing any of its obligations due to Force Majeure will [***] give notice to the other Party of the event and the obligations as to which performance is prevented or delayed. If a Force Majeure situation continues for more than [***], the unaffected Party may terminate any affected Project Agreement upon written notice to the affected Party.
13.6
Notices. Any formal or legal notice required or permitted to be given hereunder by either Party must be in writing and will be considered effectively given or delivered: (a) on the date delivered if delivered personally, (b) on the first business day after the date sent if sent by recognized overnight courier, (c) on the second business day after the date deposited if mailed by certified mail, return receipt requested, postage prepaid, or (d) at the time of transmission if sent by email during normal working hours to [***] (for notices to Patheon) or [***] (for notices to Client) or otherwise on the first business day after the date of transmission. All notices to each Party will be sent to the address for that Party set forth in the applicable Project Agreement. If no address is provided in the Project Agreement, then notices will be sent to the address of each Party set forth in the preamble on page 1 of this MSA or to the email address above.
13.7
Survival. Any termination or expiration of this MSA or a Project Agreement will not affect any outstanding obligations or payments due hereunder before the termination or expiration, nor will it prejudice any other remedies that the Parties may have under this MSA or Project Agreement. Furthermore, any outstanding obligation that by its nature is intended to survive the expiration or termination of this MSA or a Project Agreement will remain in effect. The following sections will specifically survive such expiration or termination: Section 5 – Supply of Materials, Section 7 – Term and Termination, Section 8 – Confidentiality, Section 9 – Intellectual Property, Section 11 – Warranties and Section 12 – Indemnification, Remedies and Liability and Section 13.9 – Insurance.
13.8
Independent Contractors. The Parties are independent contractors and this MSA, or a Project Agreement will not be construed to create between Patheon and Client any other relationship such as, for example only, that of employer-employee, principal, agent, joint-venturer, co-partners, or any similar relationship.

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13.9
Insurance. During the Term and the term of any applicable Project Agreement, each Party will purchase and maintain, [***], insurance as set out below and insurance as required by law or regulation. The following sets out the minimum thresholds of insurance each Party will maintain [***].
(a)
Client Insurance

(i) Commercial general liability (public liability) insurance covering bodily injury and property damage, including contractual liability coverage, with policy limits of not less than [***] per claim or occurrence and in the aggregate.

(ii) Products liability insurance covering bodily injury and property damage, including contractual liability and completed operations coverages, which will, prior to the commencement of a human clinical trial, include coverage for clinical trials (may be maintained under a separate policy), with limits of not less than [***] per claim or occurrence and in the aggregate.

(iii) To the extent Client is processing Protected Health Information (PHI), Electronic Protected Health Information (ePHI), Electronic Medical Records (EMR), and/or Family Education Rights and Privacy Act (FERPA) information, network security and privacy liability insurance (also referred to as cyber insurance) with limits of not less than [***] per claim or occurrence and in the aggregate.

(iv) Where such provisions are available in the jurisdiction, Client's insurance will include each of the Patheon Indemnitees as additional insureds (or the foreign equivalent of principal’s indemnity coverage); be primary and non-contributory over Patheon Indemnitees’ insurance; [***]. Client’s insurance policies will not be construed to limit Client’s liability or obligations.

(b)
Patheon Insurance

(i) Commercial general liability (public liability) insurance covering bodily injury and property damage as well as products liability insurance, including contractual liability coverage, with limits of [***] per claim or occurrence and in the aggregate.

(ii) Errors and omissions liability (professional indemnity) insurance, including contractual liability coverage, covering the Services contemplated under this MSA with limits of [***] per claim or occurrence and in the aggregate.

(c)
If any coverage in this Section 13.9 is maintained on a claims-made basis, coverage will be continuously in effect for [***] and any applicable Project Agreement with a retroactive date on or prior to the earlier of the Effective Date or the date Services were first provided. Alternatively, tail coverage may be purchased, provided the [***]. Either Party will give at least [***] prior written notice of the lapse or termination of this insurance and, upon request, provide the other Party a certificate of insurance evidencing the insurance that Party is required to carry under this MSA.
13.10
Capital Agreement. If applicable, the Parties may enter into a separate agreement that addresses the rights and responsibilities of the Parties regarding equipment and Facility modifications necessary to provide Services.
13.11
Data Privacy Agreement. If applicable for the Services, the Parties will enter into a separate agreement that addresses obligations regarding personal data or health information.
13.12
Entire Agreement. This MSA together with any Project Agreements, Quality Agreements, and any other agreements that are executed hereunder, are the complete agreement between the Parties

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for this subject matter and supersedes all other prior agreements, representations and understandings, whether written or oral. Except as otherwise provided in this MSA, any modifications, amendment, or supplement to this MSA or any Project Agreement must be in writing and signed by authorized representatives of the Parties.
13.13
Severability. If any provision of this MSA or any Project Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, that determination will not impair or affect the validity, legality, or enforceability of the remaining provisions, because each provision is separate, severable, and distinct.
13.14
Counterparts & “pdf”. This MSA or any Project Agreement may be executed in two or more counterparts, by original or electronic (including “pdf”) signature, each of which will be considered an original, but all of which together will constitute one and the same instrument.
13.15
Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the word “or” is used in the inclusive sense (and/or). The term “including” as used in this MSA will mean including, without limiting the generality of any description preceding that term.
13.16
No Third-Party Benefit or Right. Nothing in this MSA or any Project Agreement will confer or be construed as conferring on any third party, other than a Patheon’s Affiliate performing Services hereunder, any benefit or the right to enforce any express or implied term of this MSA or Project Agreement. The rights of the Parties to terminate, rescind or agree on any variation, waiver or settlement under this MSA or any Project Agreement are not subject to the consent of any other person.
13.17
Waiver. Neither the waiver by any of the Parties of a breach of or a default under any of the provisions of this MSA, nor the failure of any of the Parties, on one or more occasions, to enforce any of the provisions of this MSA or to exercise any right or privilege hereunder will thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of the provisions, rights, or privileges hereunder.
13.18
Embargoed Countries. Patheon will not support distribution, regulatory or quality services (including site inspections) with respect to Services to the government of embargoed countries, as defined in the Thermo Fisher Scientific GTC Controls Policy as may be updated from time to time.
13.19
Binding Effect. This MSA will apply to, inure to the benefit of and be binding upon the Parties and upon their respective successors and permitted assigns.

IN WITNESS WHEREOF, this MSA has been executed and delivered by the Parties by their duly authorized representatives as of the Effective Date.

Patheon Biologics, LLC	Jade Biosciences, Inc.
By: /s/ Michael Vandiver	By: /s/ Tom Frohlich
Name: Michael Vandiver	Name: Tom Frohlich
Title: VP & General Manager	Title: Chief Executive Officer
6/26/2025

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DEFINITIONS APPENDIX

“Affiliate” means, for (i) Client, any entity that controls, is controlled by or is under common control with Client, and (ii) Patheon, any entity that controls, is controlled by or is under common control with Patheon within Thermo Fisher Scientific Inc.’s services divisions Pharma Services Group or Clinical Research Group. For this definition only, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, more than 50% of the outstanding voting securities or other ownership interest of the entity.

“API Services” means the performance of the development, clinical or commercial Manufacturing Services for small-molecule, active pharmaceutical ingredients.

“Applicable Laws” means (i) for Patheon’s obligations, the laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees, or orders of any Regulatory Authority (“Laws”) applicable to the performance of the Manufacturing Services in the jurisdiction where the Facility is located, and (ii) for Client’s obligations, the Laws applicable in all jurisdictions where Product is manufactured, distributed, and marketed.

“Batch” means a specific quantity of Drug Product, Drug Substance or other material that is intended to have uniform character and quality, within specified limits and is produced according to a single manufacturing order during the same cycle of manufacture.

“Biologics Services” means development, clinical or commercial Manufacturing Services for large-molecule biopharmaceutical Drug Substances including all CMC development related thereto (e.g., Non-Manufacturing Services as applicable).

“Cell Therapy Services” means development, clinical or commercial Manufacturing Services for allogeneic and autologous cell therapies.

“cGMP” means current good manufacturing practices according to the United States Food and Drug Administration and European Medicines Agency together with applicable rules and guidance documents issued by the applicable Regulatory Authority pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time in each case as applicable in the country where the Facility is located.

“Client Indemnitees” means collectively Client or any of its Affiliates and their respective directors, officers, employees, and agents.

“Client-Supplied Materials” means any materials as specified in the Project Agreement to be procured on behalf of or provided by Client to Patheon.

“CAM” means clinical ancillary materials supplied by or on behalf of Client to Patheon or sourced by Patheon on behalf of Client (under a separate agreement for sourcing services) to be used in performance of Clinical Trial Services.

“Clinical Supply Optimization Services” means project management for the strategic design and initiation phases for coordination of clinical supplies.

“Clinical Trial Drug Product” means active drug products, active pharmaceutical ingredients, placebos, comparators, or other items supplied by or on behalf of Client to Patheon or sourced by Patheon on behalf

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of Client (under a separate agreement for sourcing services) to be used in performance of Clinical Trial Services (but for the avoidance of doubt, excluding Product).

“Clinical Trial Services” includes (i) Clinical Supply Optimization Services, (ii) over-encapsulation services (iii) clinical primary packaging, (iv) clinical secondary packaging, (v) clinical label generation and labeling, (vi) storage of Materials or Product, (vii) clinical distribution (e.g., project management, pick and pack), (viii) qualified person certification, (ix) returns management, (x) destruction of Clinical Trial Drug Product or Product, (xi) sourcing of CAM on behalf of Client, (xii) sourcing of comparators on behalf of Client for use in clinical trials, and (xiii) commercial packaging performed at a Clinical Trial Services Facility.

“Confidential Information” of a Party (the “Disclosing Party”) means any and all non-public scientific, technical, financial or business information, trade secrets in whatever form (written, oral or visual) disclosed or made available by or on behalf of the Party to the other Party (the “Receiving Party”) or its Representatives in connection with the Services that is reasonably considered to be confidential and is not generally available to the public. The Confidential Information of both Parties includes but not limited to the terms and objectives of this MSA, and the nature of any dispute and the outcome of any arbitration proceedings arising out of or in connection with this MSA. All data and information developed by either party, including or in relation to but not limited to know-how, designs, product samples, product formulations, sequences, algorithms, source code, product sourcing information, prototypes, data, processes, formulae, methods, materials, analyses, technology, manufacturing techniques, pricing, sales and marketing information, information relating to an identified or identifiable individual, live streaming videos or photographs including but not limited to computer screenshots of a Disclosing Party’s site, facility or virtual visit or presentation (but for clarity, manufacturing batch generated by Patheon under Project Agreements constitutes Client’s Confidential Information and any of Patheon’s standard operating procedures and other internal documents related to Patheon’s platform shall remain Patheon’s Confidential Information).

“Contaminants” means any adventitious agent including noxious or toxic agents, infectious agents, including any microbiological or viral agents of infection (e.g., bacteria, fungae, mycoplasmas, prions, and viruses) or corrosive agents.

“Costs” means the cost of all Materials, capital expenditures and third-party services or expenses, incurred by Patheon on behalf of Client. As used in this Agreement, the term “Costs” is exclusive of Handling Fees charged by Patheon [***].

“Documents” means Client-specific cGMP and non GMP project documentation that may include [***].

“Drug Product” means a finished dosage form that contains a Drug Substance, generally, but not necessarily, in association with one or more other ingredients, including (i) tablets and hardshell capsules, collectively oral solid dose products (“OSDs”), (ii) softgel capsules (“Softgels”), and (iii) sterile drug products (“Steriles”).

“Drug Product Services” means performance of the development, clinical or commercial Manufacturing Services for Drug Products.

“Drug Substance” means an active pharmaceutical or biopharmaceutical ingredient that is intended to furnish pharmacological activity or other direct effect in the diagnosis, cure, mitigation, treatment, or prevention of disease or to affect the structure or any function of the human body.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Drug Substance Services” means API Services, Biologics Services, Cell Therapy Services, mRNA Services, and Viral Vector Services.

[***]

“Facility” means the facility where the Services are being performed.

“Fees” means the amounts to be charged by Patheon to Client as set forth in the applicable Project Agreement for performing the Services. Fees do not include Costs

“Force Majeure” means delay or failure in performance resulting from acts beyond the reasonable control and without the fault or negligence of the Party, including, strikes or other labor disturbances, lockouts, quarantines, communicable disease outbreaks, riots, wars, acts of terrorism, fires, floods, storms, interruption of or delay in transportation, defective equipment, lack of or inability to obtain fuel, power or components or compliance with any order or regulation of any government entity.

“Instructions” means Client’s written instructions agreed and accepted by Patheon in writing.

“Manufacturing Services” means the Services that are to be performed in a cGMP manufacturing suite and; for the avoidance of doubt, Manufacturing Services includes cGMP Batches as well as any engineering Batches, non-GMP Batches, and cGMP at-risk Batches.

“Materials” means all supplies needed to complete the Services including [***]. Materials includes Patheon-Supplied Materials and Client-supplied Materials.

“mRNA Services” means development, clinical and commercial Manufacturing Services for (i) messenger ribonucleic acid therapies, and (ii) lipid nanoparticles (“LNPs”).

“Non-manufacturing Services” means [***].

“Performance Standards” means the performance standards as defined in the Development Schedule or Commercial Schedule, as applicable.

“Patheon Indemnitees” means collectively, Patheon, its Affiliates and their respective directors, officers, employees, and agents.

“Patheon-Supplied Materials” means any Materials to be sourced by Patheon on behalf of Client to perform the Services.

“Price” means the Fees and the Costs to be charged by Patheon as set forth in each Project Agreement.

“Product” means the deliverable from Manufacturing Services, including Documents and excluding Clinical Trial Drug Product.

“Project Agreement” means a separate signed document, entered into by Patheon or Patheon’s Affiliate and Client or Client’s Affiliate under this MSA containing a description of the Services, the Price assumptions, and the specific technical, pricing, and supplementary legal terms (if any) for a particular project and may be variously referred to as a work order, scope of work (SOW), change of scope (COS), work statement, Project Agreement, product agreement, project proposal, proposal, product addendum, quotation, or a similar term.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Quality Agreement” means a detailed document specifying the quality and regulatory procedures and responsibilities of the Parties for the Services applicable to the Development Schedule or Commercial Schedule.

“Regulatory Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission, or other similar body, whether federal, state, provincial, county, or municipal, with competent jurisdiction over a Party, the Services, or the relevant Product (or its use).

“Remaining Materials” means Materials or works in process at the Facility which have not been used or are otherwise not required to perform Services by Patheon under this MSA or any Project Agreement.

“Representatives” means a Party’s and its Affiliates’ and its and their directors, officers, employees, agents and consultants and legal, financial, accounting and other advisors.

“Services” may include any of the following: API Services, Biologics Services, Clinical Trial Services, Cell Therapy Services, Drug Product Services, mRNA Services, or Viral Vector Services for development or commercial purposes, as further set out in the applicable Project Agreement.

“Third-Party Subcontractors” means any non-Affiliate third-party subcontractor used in the performance of the Services.

“Viral Vector Services” means gene therapy and viral vector process development and clinical and commercial Manufacturing Services including filling services for gene therapy or viral vector Products.

“Year” means, in the first year of this MSA or a Project Agreement, the time from the Effective Date up to and including December 31 of the same year, and after that, will mean January 1 through December 31.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DEVELOPMENT SCHEDULE

DEVELOPMENT SERVICES

In addition to the body of the MSA, the following supplemental terms and conditions apply to Services other than Commercial Services. Capitalized terms used and not defined in this MSA have the meanings as provided in the DEFINITIONS APPENDIX.

1.
“Performance Standards” means [***].
2.
“Validation Batches” means the Batches for which the data is used to demonstrate the reproducibility of the manufacturing process and Batch quality, stability, and other parameters which may be required in order to obtain regulatory approval. If Patheon manufactures Validation Batches under the terms of this Development Schedule, the Validation Batches will not be considered commercially saleable. For the Validation Batches to be commercially saleable, (i) the Validation Batches must be manufactured and released for commercial sale (i.e., validation must be successfully completed, and any applicable regulatory filings must be approved) and (ii) a commercial manufacturing services agreement or Commercial Schedule to this MSA (with associated Quality Agreement) must have been entered into between Client and Patheon (the “Commercial Terms”). After commercial release, the legal terms and conditions of the Commercial Schedule will apply to the Validation Batches and their use and will supersede the Development Schedule.
3.
Instructions. Patheon shall manufacture each Product in accordance with the written Instructions as agreed to by the Parties. Client may modify the Instructions, provided, however, that Patheon’s consent is required in writing. Patheon shall negotiate in good faith with Client with the aim of agreeing on a mutually acceptable allocation of the increased costs. Patheon may not modify the Instructions without Client’s prior written consent.
4.
[***]
5.
Acceptance; Damage. In accordance with the Quality Agreement, Client shall diligently examine the Product as soon as practicable after Patheon’s quality department’s disposition of Product is received by Client. Client shall use [***] to notify Patheon (a) within [***] of receipt for claims relating to visible damage, and (b) within [***] after Patheon’s dispatch notice for claims relating to non-delivery. Client shall use [***] to make damaged Product and packaging materials available for inspection and comply with [***].
6.
Non-Conformance. Client may only reject Product if, within [***] after Batch Disposition, [***]. A Product that is not rejected pursuant to the preceding sentence will be deemed accepted by Client.
7.
Manufacturing Failure/Product Non-Conformance. If Patheon is unable to manufacture Product in accordance with the Warranty in Section 11.3(a) of the MSA after a cGMP or engineering manufacturing run has been initiated, or determines, prior to Batch Disposition, that Product does not conform to the Warranty in Section 11.3(a) of the MSA , an analysis of root cause will be required and conducted with the [***]cooperation and participation of both Parties. Upon determination of the root cause:
i.
[***];
ii.
[***];

iii. Disputes. If the Parties are unable to agree as to whether a Product conforms to the Warranty in Section 11.3(a) of the MSA, or if the Parties are unable to agree

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

as to the root cause of any failure, the dispute will be referred to the process set forth in Section 13.4 of the MSA governing Technical Disputes.

8.
CLIENT ACCESS.

Patheon will allow Client reasonable access to observe and review Services being performed, subject to reasonable restrictions to preserve the confidentiality of Patheon and its clients, safety, and normal flow of operations at the Facility. The scope, conditions and limitations are further defined in Patheon’s standard operating procedures or the Quality Agreement. If agreed in advance by the Parties, Patheon will charge its then standard rate per day for observations.

9.
Materials.

9.1 Patheon will invoice Client for the Costs plus the Handling Fees as set forth in Section 5.1 of the MSA. The Costs set forth in the Project Agreement are estimates only, and Client will be responsible for the actual Costs Specialized or high-cost items including [***] may be agreed and charged separately, including the applicable Handling Fee. [***]

9.2 If the Services include the procurement of Clinical Trial Drug Product or CAM, Patheon may require prepayment, in accordance with the Project Agreement, before placing the order and will assume no title, responsibility or liability whatsoever for the Clinical Trial Drug Product or CAM.

9.3 Destruction Request. If Client requires destruction services for Client’s Clinical Trial Drug Product stored at a Facility (“Destruction Services”), upon Client’s request, Patheon will provide a disposition report detailing the amount and location of any Client’s Product stored within a Facility (“Disposition Report”). Client will identify the Product for disposal or destruction (“Covered Products”) within the Disposition Report (“Destruction Request”). None of Client’s Product stored at a Facility will be considered wastes intended by Client for disposal or destruction until Client has provided Patheon with the completed Destruction Request.

(a)
Characterization of a Waste. Upon receipt of a Destruction Request, Patheon or its designated disposal facility will provide Client with, a characterization of the Covered Products (the “Wastes”) which identifies the Wastes as either (i) hazardous or toxic, or (ii) non-hazardous industrial “residual” waste under the Law of the jurisdiction in which the Wastes are located upon Patheon’s receipt of the Destruction Request (the “Initial Characterization”). Client will review the Initial Characterization and either provide Patheon with written approval of the Initial Characterization or, if revisions are necessary, provide Patheon (x) any additional documentation required to support or revise the Initial Characterization to assure that the Wastes are completely and correctly identified and characterized for disposal as required by Applicable Law, and (xi) an approval of the resulting characterization as final. The Initial Characterization of the Wastes, and any approval or additional documentation regarding the Wastes which is later sent to Patheon by Client will collectively be deemed the “Final Characterization”. Upon Patheon’s receipt of the Final Characterization concerning the Wastes, the Wastes will be considered accurately identified and completely characterized, and Patheon will place the Wastes into an area which is expressly designated for the storage of the Wastes and in compliance with Applicable Law.
(b)
PATHEON WILL NOT BE OBLIGATED TO PROVIDE DESTRUCTION SERVICES WITHOUT THE FINAL CHARACTERIZATION. [***] EXCEPT AS EXPRESSLY SET FORTH IN THIS MSA AND THE APPLICABLE PROJECT AGREEMENT, PATHEON MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY CONCERNING THE PERFORMANCE OF DESTRUCTION SERVICES. [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c)
Co Generator Status & Designation of Primary Generator (US Only): For disposal or destruction of the Wastes in the United States of America (“United States”), and [***] acting on behalf of Client, Patheon will request from either the United States Environmental Protection Agency (“EPA”), or from a state environmental agency, as may be legally appropriate for the Wastes following Initial Characterization and receipt of all Final Characterization, a temporary waste generator identification number (“Generator ID”). Once the Generator ID is obtained, it will be used on any manifest required under the federal Resource Conservation and Recovery Act, as amended (“RCRA”), 42 U.S.C. § 6901 et seq. or any other Applicable Law to be completed for the transport of the Wastes to or within, and disposal of the Wastes within, the United States. Where applicable, Patheon and Client will be considered “co-generators” of any Waste generated by the performance of Patheon’s obligations hereunder, as this term is defined by EPA under RCRA or by the appropriate state agency having jurisdiction over the Wastes. [***] Once the Generator ID is obtained, all hazardous waste manifests required under RCRA will include the Generator ID and will not include any generator identification number unique to Patheon.
(d)
Allocation of Environmental Liability: Client acknowledges and agrees that the performance by Patheon or its designated disposal facility of the disposal or destruction of the Wastes or of any Service related to the disposal or destruction could cause liability to arise under Applicable Law. Client hereby releases Patheon from, and agrees to defend and indemnify Patheon against, any claims, causes of action, liabilities or demands arising from or related to [***] (collectively, all these claims, causes of action, liabilities or demands are “Destruction Liabilities”). But this release and indemnity will not apply to the extent that any Destruction Liabilities result from Patheon’s negligence or willful misconduct.

The Parties acknowledge and agree that an act or omission of Patheon will not be considered [***] unless [***]. Patheon will not be considered negligent if [***]. [***] will survive termination of this MSA and any applicable Project Agreement.

10. Reservation and Cancellation Fees.

10.1 Reservation Fees. Client acknowledges that [***] fees known as reservation fees or advance payments may be required to reserve capacity (dedicated or otherwise) (“Reservation Fee”) which will be set forth in the Project Agreement or a separate written document agreed by authorized representatives of both Parties.

10.2 Cancellation Fees.

(a)
If Client requests or causes the cancellation or rescheduling of any Services (whether in isolation or through termination of a Project Agreement or because of any delay in supplying any Client-Supplied Materials, documentation, approvals or other information or other breach of a Project Agreement) (a “Cancellation”) within the time frames [***] (“Cancellation Fees Table”), Client will pay to Patheon a percentage [***] for the relevant Service as set out in the Project Agreement (the “Cancellation Fees”) as set out in the Cancellation Fees Table. Any Reservation Fee that has been paid for a particular slot or capacity will be credited toward any Cancellation Fee that is owed for that slot or capacity.
(b)
The start date of any Services under this Section will be the date expressly set forth as confirmed in the Project Agreement, a change of scope, or separate document such as a

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

project plan or Gantt chart accepted by the Parties, or if no confirmed date exists, then the start date will be the estimated date in the Project Agreement (“Start Date”).
(c)
Patheon will not be responsible for any adverse impact on the quality or stability of the Product, intermediates or Materials caused by any Cancellation, delay or suspension of Services, or any subsequent adverse impact on Product due to the Cancellation, delay or suspension, but Patheon must fulfill any obligations to hold or store the Materials in accordance with the terms of this MSA and any Instructions.
(d)
Patheon will not charge Client Cancellation Fees to the extent that the capacity subject to the Cancellation is mitigated by Patheon by utilizing the capacity for another client and such other client's reserved slot is in turn filled by new business which is not contracted for [***] (“Substitute Business”). Patheon will use commercially reasonable to [***]. However, notwithstanding any obligations in this section, Patheon is not required to seek new business to offset the Client's cancellation fees.

Cancellation Fees Table

Service	Number of days before Start Date that the notice of Cancellation is received by Patheon	Cancellation Fee
API Services: all Non-Manufacturing Services and small-scale Manufacturing Services	[***]	[***]
API Services: large-scale Manufacturing Services	[***]	[***]
API Services: Spray Drying	[***]	[***]
Biologics Services: Non-Manufacturing Services	[***]	[***]
Biologics Services: DS Manufacturing Services	[***]	[***]
Cell Therapy Services: Autologous	[***]	[***]
Cell Therapy Services: Allogeneic	[***]	[***]
Clinical Trial Services: Packaging Drug Product Services: OSDs, Softgels, Steriles	[***]	[***]
Drug Product Services: Steriles	[***]	[***]
mRNA Services: Manufacturing Services	[***]	[***]
mRNA Services: LNP	[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Service	Number of days before Start Date that the notice of Cancellation is received by Patheon	Cancellation Fee
Viral Vector Services	[***]	[***]

10.3 Termination by Client. Client may terminate a Project Agreement by giving [***] written notice for any business reason. Unless terminated by Client for material breach of the MSA by Patheon, Client will pay any non-refundable and non-cancellable fees and expenses in the Project Agreement including Reservation Fees, Cancellation Fees and Remaining Materials.

10.4 Termination by Patheon. Patheon may terminate a Project Agreement if Patheon reasonably determines that it is unable to perform the Services or manufacture Product in a safe and effective way in accordance with applicable regulatory requirements or applicable specifications. If Patheon terminates a Project Agreement under this Section, the Parties will negotiate [***] to determine appropriate wind-down activities including the Parties’ respective obligations with respect to Fees and Costs.

11 Miscellaneous.

11.1 No Warranty. The Parties recognize that the Services are of a developmental, experimental or research in nature and Product delivered hereunder is not intended for commercial use. Client acknowledges and agrees that all timelines are good faith estimates. Patheon hereby disclaims any warranties that the Services will be successfully completed, or successfully completed within [***], despite Patheon’s commercially reasonable efforts to do so.

11.2 No Consultancy. Unless otherwise expressly agreed in a Project Agreement, if Patheon provides advice or guidance, this advice or guidance is made without any representation or warranty and Patheon will not be considered a consultant.

11.3 Limitation of Liability – Materials. With respect to Clinical Trial Services only, Patheon’s total liability under any Project Agreement in contract, tort, equity, negligence, breach of statutory duty or otherwise for any loss or damage to any Materials will not exceed [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

COMMERCIAL SCHEDULE

COMMERCIAL SERVICES

[***]